 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 5, 2018

AKCEA THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-38137	47-2608175
(Commission File No.)	(IRS Employer Identification No.)

55 Cambridge Parkway
Suite 100
Cambridge, Massachusetts 02142
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (617) 207-0202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 1.01	Entry into a Material Definitive Agreement.

On April 5, 2018, Akcea Therapeutics, Inc. (the “Company”) and MEPT Seaport 13 Stillings LLC, a Delaware limited liability company (“Landlord”), entered into a lease agreement (the “Lease”) for approximately 30,175 rentable square feet located in the building located at 22 Boston Wharf Road, Boston, Massachusetts (the “Premises”). The Premises will serve as the Company’s corporate headquarters.

The anticipated commencement date of the Lease is August 15, 2018. The initial term of the Lease is 123 months commencing on the commencement date, with one renewal option for a five-year term.

The base rent is $186,079 per month, subject to $1.00 per rentable square foot annual increases. In addition to the base rent, the Company will pay additional rent for the Company’s proportionate share of any increase in operating expenses for the building in which the Premises is located.

As an inducement to enter into the Lease, Landlord will provide the Company with three months of rental abatement and a tenant improvement allowance for the Premises in an amount not to exceed $125.00 per rentable square foot, or $3,771,875.

The Company is providing the Landlord with a letter of credit to secure the Company’s obligations under the Lease in the initial amount of $2,383,825, to be reduced on the third anniversary and the fifth anniversary of the rent commencement date if the Company meets certain conditions set forth in the Lease at each such time.

The foregoing summary of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akcea Therapeutics, Inc.

Dated: April 6, 2018	By:	/s/ Paula Soteropoulos
Paula Soteropoulos
President and Chief Executive Officer